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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): MARCH 4, 2003



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                 000-22433                     75-2692967
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (512) 427-3300


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ITEM 5.   OTHER EVENTS

     On March 3, 2003, the Registrant issued a press release announcing financial results for the fourth quarter and year ended December 31, 2002, which is attached as Exhibit 99.1 hereto. The full text of the press release other than the text in three paragraphs under the heading "First Quarter 2003 Guidance" is filed and incorporated in this Report as if fully set forth herein.

ITEM 9.   REGULATION FD DISCLOSURE

In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

In the Registrant's press release dated, March 3, 2003, announcing financial results for the fourth quarter and year ended December 31, 2002, which is attached as Exhibit 99.1 hereto, the Registrant included three paragraphs under "First Quarter 2003 Guidance" which are furnished herewith but shall not be deemed "filed" with the Commission.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

The exhibits listed in the accompanying Index to Exhibits are filed or furnished as a part of this Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRIGHAM EXPLORATION COMPANY


Date:  March 6, 2003                     By: /s/ Eugene B. Shepherd, Jr
                                             --------------------------------
                                         Eugene B. Shepherd, Jr.
                                                 Chief Financial Officer


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                                INDEX TO EXHIBITS


        Item Number          Exhibit
        -----------          -------

        99.1* Press Release dated March 3, 2003(provided that the three paragraphs under "First Quarter 2003 Guidance" are not being "filed" herewith)




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